CAPITAL BANK FINANCIAL CORP

Investor Presentation

February 2013

Safe Harbor Statement

Forward-Looking Statements

This presentation contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as "anticipate," "believes," "can," "could," "may," "predicts," "potential," "should," "will," "estimate," "plans," "projects," "continuing," "ongoing," "expects," "intends" and similar words or phrases. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption "Risk Factors" in the preliminary prospectus filed by us with the Securities and Exchange Commission. Any or all of our forward-looking statements in this presentation may turn out to be inaccurate. The inclusion of this forward-looking information should not be regarded as a representation by us, the selling stockholders, the underwriters or any other person that the future plans, estimates or expectations contemplated by us will be achieved. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward looking statements including, but not limited to statements regarding: (1) changes in general economic and financial market conditions; (2) changes in the regulatory environment; (3) economic conditions generally and in the financial services industry; (4) changes in the economy affecting real estate values; (5) our ability to achieve loan and deposit growth; (6) the completion of our pending and future acquisitions or business combinations and our ability to integrate the acquired business into our business model; (7) projected population and income growth in our targeted market areas; and (8) volatility and direction of market interest rates and a weakening of the economy which could materially impact credit quality trends and the ability to generate loans. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. You are, therefore, cautioned not to place undue reliance on such statements which should be read in conjunction with the other cautionary statements that are included elsewhere in this presentation. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

CBF and Peers: Price/Tangible Book Value



3.5x
3.0x
2.5x
2.0x
1.5x
1.0x
0.5x
0.0x
PB
OZRK
HOMB
UBSI
CFR
SCBT
NYCB
VLY
PRK
PNFP
CYN
UCBI
HBHC
STBA
TRMK
BKU
PBCT
IBKC
STBZ
BXS
HMPR
STSA
NBHC
CBF
SNV
= Peer
= Blind Pools / Recap

Note: Data as of 2/1/2013.
Source: SNL Financial

IPO Lockup Expires March 18, 2013

millions of shares



45
40
35
30
25
20
15
10
5
0
42
14
Remaining Legacy Investors
New Investors

Select Legacy Investors

	Beneficial Ownership Post-IPO			
	Class A	Class B	Total	%
Crestview Partners	2,896,260	9,262,688	12,158,948	21.8%
Franklin Mutual Advisors	987,620	3,403,387	4,391,007	7.9%
Oak Hill Advisors	939,611	3,285,094	4,224,705	7.6%
Ziff Brothers	789,896	2,783,622	3,573,518	6.4%
CBF Management / Directors	3,363,435	-	3,363,435	5.9%
Taconic Capital Advisors	869,459	2,173,018	3,042,477	5.5%
Davidson Kempner	803,281	284,328	1,087,609	2.0%
Luxor Capital Group	822,470	240,964	1,063,434	1.9%

Source: CBF Final Prospectus, CBF

Disciplined Acquiror with Competitive Advantage

Acquisitions have been negotiated at discounts to prevailing deal pricing

Competitive Advantages

- Extensive local market knowledge, including board-level relationships with many targets
- Healthy acquiror with clean balance sheet and compelling growth story
- Creative structuring skills
- Track record of timely regulatory approval and rapid integration
- No social issues

Conservative Deal Pricing

Target	Announce Date	Premium to Market[(1)]	Price / TBV	Price / Adj. TBV[(2)]
TIB Financial Corp	06/10	(77%)	0.25x	1.25x
Capital Bank	11/10	59%	0.45x	1.25x
GreenBankshares, Inc	05/11	(20%)	0.41x	1.17x
Southern Community Financial Corporation	03/12	59%	0.95x	1.42x
Capital Bank Average		**5%**	**0.51x**	**1.27x**
Comparables Average[(3)]		**59%**	**1.28x**	**1.85x**
First National Bank / Metrobank / Turnberry Bank	07/10	NA	NA	0.93x

Source: Company filings, SNL Financial, FactSet, and management.
(1) Premium / (discount) paid per share to 1-day unaffected share price.
(2) Price / adjusted TBV = Announced deal value / (TBV – net loan mark + incremental DTA).
(3) Comparable unassisted M&A transactions include those $25mm–$500mm in deal value between two public banks since July 2010 with public credit mark disclosures (25 such transactions).

Creating a New Southeastern Regional Bank

Southeast markets offer attractive demographics and target-rich environment



Washington
WV
Richmond
VA
KY
Winston-Salem
Raleigh
Knoxville
Nashville
TN
NC
Charlotte
Columbia
SC
Charleston
AL
GA
Atlantic Ocean
Gulf of Mexico
FL
Naples
Miami

Target-Rich Environment

Southeast Banks [1,2]	Number	% of Total	Assets ($ bn)
Total	300	100%	$243
Stressed	133	44%	96
Under Enforcement Action	86	29%	47

Superior Demographics

Target MSAs	Branches	Deposits ($mm)	2011 Pop. (000's)	2011–16 Proj. Pop. Growth
Winston-Salem, NC	11	$705	482	5.1%
Nashville, TN	21	606	1,615	7.1
Raleigh, NC	13	429	1,158	12.3
Miami, FL	11	429	5,572	3.0
Knoxville, TN	10	203	705	5.2
Spartanburg, SC	3	177	287	4.7
Columbia, SC	5	118	778	7.2
Durham, NC	2	88	511	6.8
Charlotte, NC	1	37	1,792	8.8
Target MSAs	**77**	**$2,792**	**12,900**	**6.0%**
Capital Bank	**165**	**$6,197**	**19,528**	**4.8%**
National			**310,704**	**3.4%**

Source: SNL Financial.
Note: Capital Bank branch and deposit data as of 2Q12, pro forma for acquisition of Southern Community Financial.
(1) Includes banks between $250mm and $8bn in assets as of 3Q12, headquartered in NC, SC, GA, FL, and TN.
(2) Financial data as of 3Q12. Stressed banks includes banks with Texas Ratio greater than 50%.

Southern Community Branches Rebranded

All 164 Capital Bank branches now operating under consistent brand, policies, management, and pricing


CAPITAL BANK

Winston-Salem, NC


CAPITAL BANK

Asheville, NC


CAPITAL BANK
CAPITAL BANK

Greensboro, NC


CAPITAL BANK

Mooresville, NC

Successful Customer Conversion



Daily call center volumes back to normal post conversion
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Baseline
11/12/12
11/13/12
11/14/12
11/15/12
11/16/12
11/19/12
11/20/12
11/21/12
11/23/12
11/26/12
11/27/12
11/28/12
11/29/12
11/30/12
12/03/12
12/04/12
12/05/12
12/06/12
12/07/12
12/10/12
12/11/12
12/12/12
12/13/12
12/14/12

- Completed Southern Community conversion on-time and under budget, with minimal customer impact
- Completed technology upgrade and employee retraining in 22 branches
- Invested in state-of-the-art ATMs with deposit automation functionality to improve customer experience
- Converted Southern Community core processing systems to Capital Bank platform

Fourth-Quarter Highlights

- Reported GAAP net income of $5.3 million, or $0.10 per diluted share
- Reported core net income of $9.3 million, or $0.17 per diluted share
- Record $253 million of new loan originations
- Organic core deposit growth of $136 million
- Capital ratios remain strong with tier 1 leverage ratio of 13%
  - $385 million excess capital relative to target of 8%
- TBV per share of $17.74
- Successfully closed and integrated Southern Community Bank & Trust
- Challenges in the quarter include $12 million in legacy credit costs, 11 bp NIM compression excluding Southern Community, and 3% portfolio shrinkage net of Southern Community

See reconciliation of non-GAAP measures in appendix.

Fourth-Quarter Earnings Summary

($ millions except per share data)

	4Q12	3Q12	4Q11	Q/Q	Y/Y
Net interest income	66.0	60.3	63.6	9%	4%
Provision	4.4	5.8	16.8	-24%	-74%
Core non-interest income	15.3	13.8	14.2	11%	8%
Core non-interest expense	61.9	55.9	53.6	11%	15%
Pretax income	15.0	12.4	7.4	21%	103%
Core net income	9.3	8.7	4.5	7%	107%
Per share	$0.17	$0.19	$0.10	-9%	70%
Memo: Legacy credit expenses	*12.1*	*15.7*	*17.2*	*-23%*	*-30%*
Non-core adjustments	(4.0)	29.1	(3.1)		
Net income	5.3	37.8	1.4		
Per share	$0.10	$0.75	$0.02		
Net interest margin	4.11%	4.45%	4.33%		
Core noninterest ratio	18.8%	18.6%	18.3%		
Core efficiency ratio	76%	75%	69%		
Core ROA	0.51%	0.56%	0.27%		
Core ROTCE	3.2%	3.4%	2.1%		

Note: See appendix for core adjustments. See p. 14 for legacy credit expenses.

Strong Momentum in New Loan Production

Originations by Product

$ in millions


$208
$197
$251
$173
$253
52
23
178
4Q11
1Q12
2Q12
3Q12
4Q12
Commercial
CRE
Consumer / Indirect

Originations by Region

$ in millions


$208
$197
$251
$173
$253
40
144
69
4Q11
1Q12
2Q12
3Q12
4Q12
Florida
Carolinas
Tennessee

- Generated record commercial production paced by strong results in Carolinas and Florida
- Expanded the salesforce with new hires in Southwest Florida, South Carolina, and North Carolina
- Transitioning Tennessee from legacy focus on commercial real estate and small business banking
- Consumer Bank emphasizing HELOC and mortgage production in 2013

Portfolio Growth Impacted by Strategic Payoffs

Total Loan Portfolio



$ in millions
5,500
5,000
4,500
4,000
3,500
4,072
4,845
253
-226
-138
-43
4,691
9/30/2012
Pro forma for SCBT
Originations
Net Paydowns
Strategic Payoffs
Special Assets
12/31/2012

- Organic loan portfolio growth was -3% in 4Q12 consistent with 3Q results as improved production was offset by strategic payoffs
- Commercial real estate declined to 31% of the total loan portfolio, from nearly 50% at our original acquisitions
- Our commercial portfolio grew 1.1% during 4Q, or 4.4% annualized

Loan Portfolio CRE Concentration



60%
50%
40%
30%
20%
10%
0%
49%
35%
31%
2010*
2011
2012

*As of 6/30/2010, prior to purchase accounting.

Strong Organic Core Deposit Growth

Core Deposit Growth

($ in millions)


2,936
3,083
3,065
3,059
3,802
4Q11
1Q12
2Q12
3Q12
4Q12
Transaction Accounts
Savings & Money Market

Cost of Deposits


0.63%
0.65%
0.62%
0.58%
0.49%
4Q11
1Q12
2Q12
3Q12
4Q12

- Total deposits increased by $1 bn driven by the acquisition of Southern Community
- Organic core deposit growth of $136 mm
  - Gains of $55 mm in the Carolinas and $78 mm in Florida
  - Modest net increase in TN due to managerial focus on sales and leadership coaching
- Core now 65% of total deposits
- Capital Bank is 96% deposit funded
- Deposit costs fell by 9 bps to 0.49%, driven by purchase accounting marks on Southern Community time deposits, as well as growth in core deposits

Ex Southern Community, NIM Continues to Normalize

Net Interest Margin



4.45%
-0.16%
-0.07%
-0.11%
4.11%
3Q12
Southern Community Loan Marks
Southern Community Other
Repricing
4Q12

Yields



6.47%
6.37%
6.28%
6.04%
5.24%
4.84%
4.52%
4.27%
2.18%
1.96%
1.63%
1.28%
1Q12
2Q12
3Q12
4Q12
Loan Yields
Yield on New Loans
Security Yields

- Southern Community loans marked at 5.0% contributed 16 bps in NIM compression during 4Q
- Liquidity portfolio and liabilities associated with Southern Community contributed an additional 7 bps of NIM compression
- Repricing of loans and securities in the continued low interest rate environment contributed 11 bps of compression

Expanding Core Non-interest Income

Core Non-interest Income



($ in millions)
25
20
15
10
5
0
14.2
12.1
11.3
13.8
15.3
4Q11
1Q12
2Q12
3Q12
4Q12
Core Noninterest Income
Non-Core Adjustments

- Excluding the FDIC indemnification asset, core non-interest income increased by $2.1 mm in 4Q, paced by strength in mortgage fees

Core Non-interest Income

	4Q11	3Q12	4Q12
Services charges on deposits	6.1	5.1	6.6
Debit card income	2.8	2.4	2.7
Fees on mortgage loans sold	0.9	1.6	2.1
Investment advisory and trust fees	0.2	0.1	0.2
FDIC indemnification asset accretion	2.4	0.9	0.3
Other	1.8	3.7	3.4
Total Core	**14.2**	**13.8**	**15.3**

Note: See reconciliation of GAAP to core earnings in appendix.

Progress in Rationalizing Cost Base

Non-interest Expense


($ in millions)
49
50
47
46
53
4Q11
1Q12
2Q12
3Q12
4Q12
Non-Core Adjustments
REO expense
Core non-interest expense, before REO

Note: See reconciliation of GAAP to core earnings in appendix.

Non-interest Expense / Assets


2.0%
1.6%
1.2%
0.8%
0.4%
0.0%
CBF
Peer Average
1.54%
1.59%
0.60%
0.40%
0.51%
0.14%
1.10%
0.94%
Comp & Benefits / Assets
Occupancy Equipment / Assets
Foreclosure & Repo / Assets
Other Expense / Assets

Note: Peer data is annualized 4Q12 for peers that have reported, and includes CYN, TRMK, PBCT, IBKC, OZRK, HOMB, HBHC, BXS, PNFP, UCBI, and PB
Source: SNL Financial

- Noninterest expense excluding non-core adjustments, REO expense, and Southern Community, was down roughly 2% quarter over quarter
- Pro forma headcount reduced by 15% during 2012 due to managed attrition and selective reduction where we had duplicative operations

Steady Progress Resolving Problem Assets

Criticized and Classified Assets

($ in millions)



1,400
1,200
1,000
800
600
400
200
-
1,176
1,103
975
895
1,085*
154
388
313
230
4Q11
1Q12
2Q12
3Q12
4Q12
Criticized
Classified Performing
Classified Non-Performing
REO

* Reflects addition of Southern Community
Note: Balance net of charge-offs and prior to purchase accounting discounts.

Nonperforming Loans / Total Loans



11.1%
8.9%
7.8%
2010
2011
2012

- Southern Community added $265 mm of special assets in 4Q12
- During 4Q, we resolved $50.3 mm in NPLs and sold $22.6 mm in REO, bringing our full year special assets resolution total to $356 mm
- Excluding Southern Community, new inflows into non-performing were $32.7 mm in 4Q, down from $46.1 mm in 3Q

REO Expenses Remain Elevated

Legacy Credit Expense

($ in millions)



20
15
10
5
-
17.2
9.5
10.4
15.7
12.1
4Q11
1Q12
2Q12
3Q12
4Q12

- Legacy credit expenses declined in 4Q to $12.1 mm from $15.7 mm in 3Q
- REO writedowns remained elevated for a second quarter due to continued pressure from new appraisals on lot and land loans, particularly in rural markets

Legacy Credit Expense

($ in millions)

	4Q11	3Q12	4Q12
Provision on legacy loans (impairments)	14.0	4.7	1.4
REO expenses	1.6	2.5	2.2
REO writedowns / adjustments	2.4	8.6	7.0
REO loss / (gain) on sale	0.4	(1.5)	-
FDIC indemnification asset income	(2.4)	(0.9)	(0.3)
Loan workout expense	1.2	2.3	1.8
Total	**17.2**	**15.7**	**12.1**

2013 Outlook

- Expecting to achieve loan portfolio growth on origination momentum
- Projecting improvement in core ROAA
  - Reduced funding costs
  - Positive operating leverage post Southern Community integration
  - Gradual reduction in legacy credit expenses
- Continuing to assess multiple acquisition targets with focus on non-dilutive transactions

Appendix

Reconciliation of Core Net Income

$ in millions	Pre Tax For the Quarter Ended 4Q12	Tax effected For the Quarter Ended 4Q12	Pre Tax For the Quarter Ended 3Q12	Tax effected For the Quarter Ended 3Q12
Net income	**$5.3**	**$5.3**	**$37.8**	**$37.8**
Adjustments				
Non-Interest Income				
Security gains	-	-	(4.9)	(3.0)
Insurance settlement gain	-	-	(1.8)	(1.1)
Non-Interest Expense				
Non-cash equity compensation	3.8	2.3	4.2	2.6
Conversion and severance expense	2.4	1.5	3.4	2.0
Legal and merger	0.1	0.1	1.5	1.5
Insurance settlement expense	-	-	1.8	1.1
Loss on extinguishment of debt	-	-	2.9	1.8
Impairment of intangible	0.2	0.1	-	-
Taxes				
Tax benefit	-	-	(34.0)	(34.0)
Tax Effect	(2.5)	N/A	(2.2)	N/A
Core Net Income	**$9.3**	**$9.3**	**$8.7**	**$8.7**

Reconciliation of Core Net Income / ROAA

$ in millions

Core Net Income / ROAA	4Q11	1Q12	2Q12	3Q12	4Q12
Net income	$1.4	$6.2	$6.4	$37.8	$5.3
After-tax adjustments:					
Conversion expenses	0.7	0.8	0.8	2.1	0.8
Legal fees	–	–	0.4	1.1	0.1
Stock comp	1.8	3.9	2.6	2.6	2.3
Legal settlement	–	0.5	–	–	–
Insurance Settlement Gain	–	–	–	1.1	–
Insurance Settlement Expense	–	–	–	(1.1)	–
Securities gains	(1.1)	(1.7)	(0.5)	(3.0)	–
Extinguishment debt	–	0.2		1.8	–
Professional	–	–	–	–	–
Bargain Purchase Gain	–	–	–	–	–
Tax Gain	–	–	–	(34.0)	–
Intangible Impairment Charge	1.8	–	–	–	0.1
Severance	–	0.1	0.1	0.2	0.7
Core net income	$4.5	$10.1	$9.7	$8.7	$9.3
Average assets	$6,654	$6,553	$6,355	$6,199	$7,352
Average equity	$995	$1,003	$1,011	$1,031	$1,153
Core ROAA	**0.27%**	**0.62%**	**0.61%**	**0.56%**	**0.51%**
Core ROAE	**1.80%**	**4.04%**	**3.85%**	**3.36%**	**3.22%**

Reconciliation of Core Noninterest Income

$ in millions

Core Non Interest Income	4Q11	1Q12	2Q12	3Q12	4Q12
Net interest income	$63.6	$64.0	$63.3	$60.3	$66.0
Reported non interest income	16.0	14.8	12.2	20.4	15.3
(-)Securities / Purchase gains	1.8	2.8	0.9	4.9	0.0
(-)Insurance settlement gain			–	1.8	–
Core non interest income	$14.2	$12.1	$11.3	$13.8	$15.3
Reported non interest expense	$60.4	$63.2	$58.6	$69.5	$68.4
(-) Conversion expenses	1.1	1.6	1.6	4.2	2.4
(-) Stock compensation	2.9	6.5	4.2	4.2	3.8
(-) Extinguishment debt	–	0.3	–	2.9	–
(-) Insurance settlement expense	–	–	–	1.8	–
(-) Intangible impairment	2.9	–	–	–	0.2
(-) Legal fees	–	0.9	0.4	0.5	0.1
Core non interest expense	$53.6	$54.0	$52.5	$55.9	$61.9
Core Fee Ratio	**18.27%**	**15.87%**	**15.13%**	**18.59%**	**18.80%**
Core Efficiency Ratio	**68.86%**	**70.95%**	**70.36%**	**75.41%**	**76.14%**

Accretable Yield

$ 000s

	2010	2011	2012**
Balance, beginning of period	-	$292,805	$715,479
New loans purchased	323,285	411,375	-
Accretion of income	(30,480)	(167,268)	(182,558)
Reclassifications(to) from nonaccretable difference, net*	-	245,775	89,818
Disposals	-	(67,208)	(135,441)
Balance, end of period	$292,805	$715,479	$487,298
* Provision for legacy loans (impairments) ($ mm)	-	26.3	13.5

** Excluding Southern Community

OREO Roll Forward Detail

$ 000s

	2010	2011	2012
Balance, beginning of period	-	$70,817	$168,781
OREO acquired through acquisitions	63,349	84,827	20,357
Real estate acquired from borrowers	19,721	104,279	84,556
Valuation adjustments	-	(7,781)	(22,498)
Property sold *	(12,253)	(83,361)	(96,929)
Balance, end of period	$70,817	$168,781	$154,267
*Includes (gain)/loss on sale of OREO (in millions)	-	(1.7)	(3.8)

Significant Drop in Non-Cash Comp Expense in 2014

Stock-Based Comp Expense

$ in millions



$4.9
$1.5
$0.1
2013
2014
2015

- The non-cash comp expense associated with founders' grants will drop from $4.9 mm in 2013 to $1.5 mm in 2014

REO by Type and Geography

REO by Type


Construction
4%
Multifamily
2%
Residential
9%
CRE
25%
Land
60%

REO by Geography


FL
12%
SC
17%
TN
43%
NC
28%

- Land accounts for 60% of REO, and has been written down on a cumulative basis by 63% as of 12/31/2012